Certain confidential information contained in this document, marked by [***], has been omitted because IREN Limited (the “Company”) has determined that the information (i) is not material and/or (ii) contains personal information NOVATION AND AMENDMENT AGREEMENT This Novation and Amendment Agreement (this “Novation and Amendment Agreement”) is entered into and effective as of the date the last party to sign this Novation and Amendment Agreement signs this Novation and Amendment Agreement (the “Novation Effective Date”) by and among: Dell Marketing L.P. (“Supplier”), IE US Hardware 4 Inc. (“Original Customer”) and IE US Hardware 1 Inc. (“New Customer”) (each a “Party” and together, the “Parties”). Background A. Supplier and Original Customer are parties to a Purchase Agreement dated March 3, 2026 (the “Purchase Agreement”) and a Non-Cancellable Non-Returnable (NCNR) and Supplemental Terms Agreement dated March 4, 2026, including the purchase order placed by Original Customer with reference number CHD_DELL_B300_030326 (the “Order”), each as amended from time to time (collectively, the “Agreements”). B. Original Customer desires to transfer by novation to New Customer, all of Original Customer’s rights, title, and interest in, and all of Original Customer’s duties and obligations under, the Agreements. C. New Customer agrees to accept such transfer by novation and to assume and perform all such duties and obligations on the terms set out in this Novation and Amendment Agreement. D. Certain of the Parties desire to amend the Order on the terms set out in this Novation and Amendment Agreement. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the Parties agree as follows: 1. Novation of Agreements 1.1 New Customer shall assume and have and enjoy the benefit of all rights, title, and interest of Original Customer under the Agreements and shall assume and be obligated to perform all duties, liabilities, and obligations of Original Customer arising under the Agreements prior to, on and after the Novation Effective Date. 1.2 New Customer shall be bound by the Agreements in all respects as if New Customer were originally named therein as the customer in substitution for Original Customer. 1.3 For the avoidance of doubt, New Customer shall assume, and Original Customer shall not remain responsible for, any obligations or liabilities of Original Customer that accrued or arose under the Agreements prior to the Novation Effective Date.

2 2. Consent of Supplier to Novation of Agreements 2.1 The Supplier hereby consents to the novation of the Agreements from Original Customer to New Customer on the terms set forth in this Novation and Amendment Agreement. Except as expressly provided herein, nothing in this Novation and Amendment Agreement shall be deemed to amend, modify, waive, or otherwise affect any provision of the Agreements. 3. Preservation of Rights and Release with respect to Agreements 3.1 All rights, remedies, limitations, protections, and obligations of Supplier under the Agreements shall remain in full force and effect and shall not be prejudiced or impaired by the novation contemplated hereby. 3.2 Supplier and Original Customer hereby release each other from all obligations to the other in connection with the Agreements, provided that no obligation shall exist for which neither the Original Customer nor the New Customer is responsible in accordance with Sections 1.1 and 1.3. 4. Amendment to Order 4.1 The Order is hereby amended and restated to read in its entirety as set out in Exhibit A. 4.2 An “Amended and Restated Corporate Guaranty” will be entered into concurrently with this Novation and Amendment Agreement, a copy of which is attached as Exhibit B. 5. Miscellaneous 5.1 No provision of this Novation and Amendment Agreement may be amended, modified, or waived except by a written agreement signed by all Parties hereto. 5.2 Except as expressly provided in this Novation and Amendment Agreement, all of the terms and provisions of the Agreements, including the Order, are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. On and after the Novation Effective Date, each reference in the Order to “this Order”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Order in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Order, will mean and be a reference to the Order as amended by this Novation and Amendment Agreement. 5.3 In the event of inconsistency between this Novation and Amendment Agreement and the Order, this Novation and Amendment Agreement will prevail to the extent of any inconsistency. 5.4 If any provision of this Novation and Amendment Agreement is held to be invalid or unenforceable, the remaining provisions shall remain in full force and effect. This Novation and Amendment Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns.

3 5.5 THIS NOVATION AND AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE. EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE US DISTRICT COURT FOR THE DISTRICT OF DELAWARE OR THE DELAWARE CHANCERY COURT OF THE STATE OF DELAWARE (OR, IF SUCH COURT SHALL NOT HAVE JURISDICTION, IN THE SUPERIOR COURT OF THE STATE OF DELAWARE). EACH PARTY WAIVES, TO THE FULLEST EXTENT ALLOWED BY LAW, THE RIGHT TO A TRIAL BY JURY. 5.6 This Novation and Amendment Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. 5.7 This Novation and Amendment Agreement may be executed in counterparts, including electronically, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Novation and Amendment Agreement as of the date first written above. Supplier: Dell Marketing L.P. By: /s/ Katherine Castillo Name: Katherine Castillo Title: Paralegal Advisor Original Customer: IE US Hardware 4 Inc. By: /s/ Will Roberts Name: Will Roberts Title: Director By: /s/ Anthony Lewis Name: Anthony Lewis Title: Authorised Signatory New Customer: IE US Hardware 1 Inc. By: /s/ Denis Skrinnikoff Name: Denis Skrinnikoff Title: CTO By: /s/ Kent Draper Name: Kent Draper Title: Authorised Signatory

Exhibit A – Amended and Restated Order

IREN Purchase Order: CHD_DELL_B300_030326 Purchase Order Details This purchase order (CHD_DELL_B300_030326), as may be updated upon mutual agreement of the parties in writing from time to time (“PO”) is entered into pursuant to the Purchase Agreement between Customer and Dell (each as defined below) dated on or around 3 March 2026, as amended or novated from time to time (the “Agreement”) and is governed by the terms and conditions of the Agreement and the Non-Cancellable Non-Returnable (NCNR) and Supplemental Terms Agreement between Customer and Dell dated on or around 3 March 2026, as amended or novated from time to time (the “NCNR Agreement”). Capitalized terms used but not defined in this PO have the meaning given to them in the Agreement or the NCNR Agreement (as applicable). Customer IE US Hardware 1 Inc. Project Manager: Denis Skrinnikoff Email: [***] with copy to [***] Dell Dell Marketing L.P. 1 Dell Way, Round Rock, TX 78682 USA Adrian Leverton Email: [***] Proposal Refer to Annexure A. The Quote may be updated upon mutual agreement by the parties in writing from time to time. Total Order Value/Contract Price and Breakdown: Total Order Value: USD[***] Payment Terms: Net 30 days of the later of the invoice date or shipping (to be invoiced per shipment). All invoices by email to: [***] Planned Delivery Date Phase 1 – [***] Phase 2 – [***] Shipments Partial shipments acceptable Ship-to Address [***], Childress, Texas 79201 USA

Annexure A – Quote [***]

Exhibit B – Amended and Restated Corporate Guaranty [***]